Farm SpringS Road (CT)

RESERVE AGREEMENT

THIS RESERVE AGREEMENT (“Agreement”) is made as of February ___, 2013 by FARM SPRINGS ROAD LLC, a Connecticut limited liability company (“Borrower”), with the address of 444 Merrick Road, Suite 370, Lynbrook, NY  11563, AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation (“Lender”), with the address of c/o Aviva Investors North America, Inc., 215 10th Street, Suite 1000, Des Moines, Iowa  50309 and M. ROBERT GOLDMAN & CO., INC. (“Collateral Agent”), with the address of Attn:  Jon Goldman, 100 Jericho Quadrangle, Suite 336, Jericho, NY  11753-2702.

RECITALS:

A.           This Agreement is being executed in connection with the certain mortgage loan by Lender to Borrower in the original principal amount of $15,000,000.00 (the “Loan”).  The proceeds of the Loan will be used for the financing of a project locally known as 8 Farm Springs Road, Farmington, CT (the “Mortgaged Premises”).

B.           The Loan is evidenced by a Promissory Note (the “Note”), dated as of this same date, made by Borrower and is secured by, among other things, an Open-End First Mortgage Deed, Security Agreement and Fixture Filing (the “Security Instrument”), dated as of this same date, granting a first lien on the Mortgaged Premises (the Note, Security Instrument and other documents executed in connection with the Loan, including this Agreement, are collectively referred to as the “Loan Documents”).

C.           Lender requires as a condition to the making of the Loan that Borrower deposit the Reserve (as defined below), for the purposes and as provided in this Agreement.  Collateral Agent shall administer this Agreement on behalf of Lender as provided herein.

NOW, THEREFORE, in consideration of the above and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Collateral Agent agree as follows:

Section 1.                      The Reserve.  Borrower agrees to deposit the sum of Two Hundred Twenty-Five Thousand and No/100 Dollars ($225,000.00) (the “Reserve”) through the Loan closing escrow in a financial institution satisfactory to the parties (“Bank”), in a non interest-bearing account (the “Account”), in the name of “M. Robert Goldman & Co., Inc. as Collateral Agent for Aviva Life and Annuity Company for Mortgage Loan No. 19263.” Such Account has been established as described on Exhibit A attached hereto.  Any investment earnings on funds in the Reserve or the Account shall be added to and become part of the Reserve.  Neither Lender nor Collateral Agent shall be responsible for any losses resulting from the investment of the Reserve or for obtaining any specific level or percentage of earnings on such investment except arising out of gross negligence or intentional misconduct.  Without limiting the generality of the foregoing, neither Lender nor Collateral Agent shall have any liability for any loss incurred as a result of the amount of the Reserve or in the Account exceeding FDIC insurance limits.

[RESERVE AGREEMENT]
Loan No. 19263

Section 2.                      Use of the Reserve.  The Reserve and the Account shall be held as additional collateral for the Loan and shall be maintained and disbursed in accordance with the terms of this Agreement.

Section 3.                      Lender’s and Collateral Agent’s Security Interest.  In order to secure Borrower’s obligations to Lender under the Loan Documents, Borrower has created and granted, and hereby creates and grants, to Lender, a security interest in, and a lien upon, the Reserve created by this Agreement and the Account, and any cash balances from time to time credited to the Reserve or the Account, and all funds therein whether now existing or hereafter arising, and in all proceeds thereof.  The parties hereto intend that the designation on the Account of Collateral Agent as collateral agent for Lender establishes “control” of the Reserve and the Account by Collateral Agent as collateral agent for the benefit of Lender pursuant to Section 9-104 of the Uniform Commercial Code.  Collateral Agent has no right to or interest in the Reserve or the Account except to administer the Reserve and the Account on behalf of Lender as provided for in this Agreement.  Borrower shall have no right to instruct the Bank with respect to the Account.

Section 4.                      Release of Reserve.  The Reserve is retained for purposes of making the monthly payments due under the Note until such time as United Technologies begins making rental payments pursuant to its lease of the Mortgaged Premises.  Beginning on the first day of April, 2013, and continuing on the first day of each month thereafter through September1, 2013, Collateral Agent shall pay to Lender the sum of Thirty-Seven Thousand Five hundred and No/100 Dollars ($37,500.00) to be applied to the monthly payments due under the Note.

Section 5.                      Application of Reserve and Funds in Account.  The Reserve, and the funds held in the Account, are pledged as and constitute additional security for the indebtedness evidenced by the Note and secured by the Security Instrument.  If Borrower defaults under this Agreement, or if an Event of Default (as defined in the Security Instrument) occurs, then Lender, in its sole and absolute discretion, may withdraw all funds from the Account and (a) apply the funds or any portion of such funds to payment of the indebtedness evidenced by the Note or any unpaid fees, costs or expenses that Borrower is required to pay under this Agreement or any of the other Loan Documents, provided, however, that such application of funds shall not cure or be deemed to cure any default; (b) apply the funds to reimburse Lender for any losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default; or (c) apply the funds in connection with exercising all rights and remedies available to Lender at law or in equity or under this Agreement or any of the other Loan Documents.

Section 6.                      Borrower’s Other Obligations.  Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

[RESERVE AGREEMENT]
Loan No. 19263

Section 7.                      Remedies Cumulative.  None of the rights and remedies conferred upon or reserved to Collateral Agent or Lender under this Agreement are intended to be exclusive of any other rights, and each and every such right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Collateral Agent or Lender.  The exercise by Collateral Agent or Lender of any remedy hereunder shall not be deemed an election of remedies to preclude Collateral Agent or Lender from exercising any other remedy provided for herein or under applicable law.

Section 8.                      Indemnification.

(a)           Borrower agrees to indemnify and hold Lender and Collateral Agent harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs or expenses, including litigation costs and reasonable attorneys’ fees, arising hereunder.

(b)           Escrow fees or charges, and all other costs and expenses arising out of this Agreement, shall be paid by Borrower.

(c)           Borrower shall pay on demand all costs and expenses incurred by Lender in enforcing or protecting its rights and remedies hereunder, including, but not limited to, all costs of collection and litigation together with reasonable attorneys’ fees (which term as used in this Agreement shall include any and all reasonable legal fees and expenses incurred in connection with litigation, mediation, arbitration and other alternative dispute processes) and legal expenses, including, without limitation, expert witness fees, any post-judgment reasonable fees, costs or expenses incurred on any appeal, in collection of any judgment, or in appearing and/or enforcing any claim in any bankruptcy proceeding.

Section 9.                      Determination by Lender.  In any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender at its reasonable discretion.

Section 10.                      Borrower’s Records.  Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Mortgaged Premises as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

Section 11.                      Successors and Assigns Bound.  This Agreement shall be binding upon Borrower, Lender and Collateral Agent and their respective successors and assigns.  Borrower shall not assign any of its rights and obligations under this Agreement without the prior written consent of Lender.

Section 12.                      No Third Party Beneficiary.  This Agreement is intended solely for the benefit of Borrower, Lender and Collateral Agent and their respective successors and assigns, and no third party shall have any rights or interest in any provision of this Agreement or the other Loan Documents.

Section 13.                      Assumption of Loan.  If the Mortgaged Premises is transferred and the obligations of Borrower under the Loan Documents are assumed by the transferee of the Mortgaged Premises, that transferee shall be required to assume Borrower’s duties and obligations under this Agreement and shall be required to execute and deliver to Lender such documents as Lender reasonably requires to effectuate such assumption of duties and obligations.

Section 14.                      Severability.  The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.

Section 15.                      Integrity of Note.  Notwithstanding anything in this Agreement to the contrary, express or implied, Lender has funded the Loan and interest shall accrue and become due thereon in accordance with the terms of the Note; and Borrower acknowledges and agrees that its obligations under the Note are not amended, modified, altered or affected by this Agreement.

Section 16.                      Amendment and Waiver.  No amendment to this Agreement will be valid unless it is made in writing and executed by the parties to this Agreement.  No specific waiver or forbearance for any breach of any of the terms of this Agreement shall be considered as a general waiver of that or any other term of this Agreement.

Section 17.                      No Agency or Partnership.  Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

Section 18.                      Entire Agreement.  This Agreement is intended by the parties hereto to be the final, complete and exclusive expression of the agreement between them with respect to the matters set forth herein.  This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.  No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made, except by a written agreement signed by the parties hereto.  If any provision of this Agreement is in conflict with any provision of the Security Instrument regarding the Reserve, the provision contained in this Agreement shall control.

Section 19.                      Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (excluding conflicts of laws rules), and applicable federal law.

Section 20.                      Notices.  All notices, demands, consents or requests which are either required or desired to be given or furnished hereunder (a “Notice”) shall be in writing and shall be deemed to have been properly given if either delivered personally or by overnight commercial courier or sent by United States registered or certified mail, postage prepaid, return receipt requested, to the address of the parties hereinabove set out.  Such Notice shall be effective upon receipt or refusal if by personal delivery, the first Business Day (a day other than a Saturday, Sunday or holiday on which national banks are authorized to be closed) after the deposit of such Notice with an overnight courier service by the time deadline for next Business Day delivery if by commercial courier, and upon the earliest of receipt or refusal (which shall include a failure to respond to notification of delivery by the U.S. Postal Service) or five (5) Business Days following mailing if sent by U.S. Postal Service mail to the address the parties hereinabove set out and if to Borrower, to the attention of Paul Cooper, Chief Executive Officer, with a copy to Ruskin Moscou Faltischek, P.C., Attn:  Eric C. Rubenstein, Esq., 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York  11556.  By Notice complying with the foregoing, each party may from time to time change the address to be subsequently applicable to it for the purpose of the foregoing.

Section 21.                      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.  Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in either Tagged Image Format (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.  Any party delivering an executed counterpart of this Agreement by facsimile, TIFF or PDF also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart should not affect the validity, enforceability, and binding effect of this Agreement.  The pages of any counterpart of this Agreement containing any party’s signature or the acknowledgement of such party’s signature hereto may be detached therefrom without impairing the effect of the signature or acknowledgement, provided such pages are attached to any other counterpart identical thereto except having additional pages containing the signatures or acknowledgements thereof of other parties.

Section 22.                      WAIVER OF JURY TRIAL.  THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO.  NO PARTY SHALL SEEK TO CONSOLIDATE

BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the undersigned have executed this Agreement on the date set forth in the acknowledgement below, to be effective as of the date and year first written above.

FARM SPRINGS ROAD LLC, a Connecticut limited liability company

By: GTJ REALTY, LP, a Delaware limited partnership, the sole member

By: GTJ GP, LLC, a Maryland limited liability company, the general partner

By: GTJ REIT, INC., a Maryland corporation, the sole member

By: ________________________
Paul Cooper, Authorized Person

STATE OF NEW YORK                                           )
            )ss.
COUNTY OF NASSAU                                           )

On the ___day of ______________, in the year 2013, before me, the undersigned, personally appeared Paul Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____________________________________
Notary Public
My Commission Expires:

[SIGNATURE PAGE TO RESERVE AGREEMENT, CONTINUED ON FOLLOWING PAGES]

AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation

By: Aviva Investors North America, Inc., its
authorized agent

By: ________________________________
Dale E. Helling
Vice President of Commercial
Mortgage

STATE OF IOWA                                           )
)SS.
COUNTY OF POLK                                                      )

The foregoing instrument was acknowledged before me this ______ day of ______________________ 2013, by Dale E. Helling, Vice President of Commercial Mortgage of Aviva Investors North America, Inc., authorized agent for AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation, who is personally known to me and who did not take an oath.

____________________________________
Signature
____________________________________
Printed Name
____________________________________
Notary Public

My Commission Expires: ________________________________

[CONTINUATION OF SIGNATURE PAGES TO RESERVE AGREEMENT]

M. ROBERT GOLDMAN & CO., INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

STATE OF _____________                                                      )
) SS:
COUNTY OF ___________                                                      )

This instrument was acknowledged before me on ___________________________,  2013, by, ________________________ as ____________________________ of M. ROBERT GOLDMAN & CO., INC.

__________________________________________
Notary Public in and for said State

(Stamp or Seal)

Attachments:
Schedule I – [Description of Work] [Conditions]
Exhibit A – Account

[CONTINUATION OF SIGNATURE PAGES TO RESERVE AGREEMENT]

EXHIBIT A
Account

Financial Institution	Account No.

___________________________	________________
___________________________	________________
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